Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 6, 2020
To Prospectus Dated May 1, 2019

Important Information about

North Square Oak Ridge Small Cap Growth

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective April 8, 2020, the North Square Oak Ridge Small Cap Growth Subaccount (the “Closed Subaccount”) will no longer be available as an investment option under your Contract.

If you have allocated Contract Value to the Closed Subaccount, your Contract Value will remain invested in the Closed Subaccount.

In the event that we receive a request on or after the effective date to allocate to the Closed Subaccount, we will handle those transactions as follows:

New Applications. If we receive an application for a Contract with an allocation to the Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within the five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.

Existing Contracts. Except as otherwise provided, if we receive a Purchase Payment for an existing Contract with an allocation to the Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to the Closed Subaccount pursuant to an Automatic Allocation Program as of the date that the Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Please Retain This Supplement For Future Reference